Exhibit 10.8 CHIRON REAL ESTATE INC. NONQUALIFIED STOCK OPTION AGREEMENT Inducement Award Name of Grantee: Number of Option Shares: Grant Date: Exercise Price: Expiration Date: This Nonqualified Stock Option Agreement (this “Agreement”) is made as of the [ ] day of [ ] (the “Grant Date”), between Chiron Real Estate Inc., a Maryland corporation (the “Company”), and [ ] (“Employee”). In consideration of the mutual agreements and other matters set forth herein and in the Plan (defined below), the Company and Employee hereby agree as follows: 1. Grant of Option. The Company hereby irrevocably grants to Employee the right and option (the “Option”) to purchase all or any part of an aggregate of [ ] shares of Common Stock (the “Option Shares”), on the terms and conditions set forth herein. The Option Shares granted pursuant to this Agreement are granted as an inducement material to Employee’s acceptance of employment with the Company in accordance with Section 303A.08 of the New York Stock Exchange Listed Company Manual. Employee acknowledges that this Option is granted in lieu of, and in full satisfaction of, the Company’s obligation with respect to the performance-based LTIP Unit award set forth in Section 3(d)(ii) of that certain Employment Agreement by and between Inter-American Management LLC and Employee, dated as of [ ], as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Employment Agreement”). This Option is not granted under the Chiron Real Estate Inc. 2016 Equity Incentive Plan, as amended from time to time (the “Plan”). However, capitalized terms used but not defined herein have the meanings assigned to such terms in the Plan unless a different meaning is specified herein, and the provisions of the Plan (other than Article V thereof) shall apply to this Agreement as if incorporated herein, except to the extent inconsistent with this Agreement. In the event of any conflict among this Agreement, the Employment Agreement and the Plan, the conflict shall be resolved in accordance with Section 10. This Option shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code. 2. Exercise Price. The purchase price of the Common Stock purchased pursuant to the exercise of this Option shall be $[ ] per share (the “Exercise Price”), which has been determined to be not less than the Fair Market Value of a share of Common Stock at the Grant Date. For all purposes of this Agreement, the Fair Market Value of Common Stock shall be determined in accordance with the provisions of the Plan. 3. Exercise of Option. Subject to the earlier expiration of this Option as provided in Section 4 below, this Option may be exercised, with respect to Option Shares that have become vested, by written notice to the Company at its principal executive office addressed to the attention of its Corporate Secretary

(or such other officer or employee of the Company as the Company may designate from time to time), at any time and from time to time after the Grant Date, but, except as otherwise provided below, this Option shall vest and become exercisable in accordance with the following schedule: Vesting Date Portion of Total Option Shares to Vest This Option may be exercised only while Employee remains employed by the Company or an Affiliate, except as otherwise provided in Section 4 below. Notwithstanding the foregoing provisions of this Section 3, 100% of the then-unvested Option Shares shall automatically become vested and exercisable if Employee’s employment with the Company and its Affiliates (as defined in the Plan) ends on account of the events described in clause (a) below, in each case as further described in the Employment Agreement: (a) Employee’s termination of employment with the Company and its Affiliates: (i) without Cause (as defined in the Employment Agreement); (ii) by Employee for Good Reason (as defined in the Employment Agreement); (iii) due to Employee’s death or Disability (as defined in the Employment Agreement); or (iv) as a result of Employee’s Retirement (as defined below) (each, a “Qualified Termination”), in each case, provided that Employee (or, in the case of death or Disability, Employee’s estate, as applicable) timely executes the Release (as defined in Section 7(f)(i) of the Employment Agreement) on or before the Release Expiration Date (as defined in Section 7(f)(v) of the Employment Agreement) and does not revoke such Release within any time provided in such Release to do so. (b) In the event of a termination of Employee’s employment other than a Qualified Termination, all then-unvested Option Shares shall, without payment of any consideration by the Company, automatically and without notice terminate, be forfeited, and be and become null and void, and neither the Employee nor any of his or her successors, heirs, assigns or personal representatives will thereafter have any further rights or interests in such Option Shares. (c) “Retirement” means retirement from employment with the Company and its Affiliates, but only to the extent Employee is at least 60 years old at the time of such retirement and has been employed with the Company or an Affiliate for at least 10 years prior to the date of such retirement. This Option shall not be exercisable in any event after the expiration of ten (10) years from the Grant Date (the “Expiration Date”). The Exercise Price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) if permitted by the Committee in its sole discretion, by delivering or constructively tendering to the Company shares of Common Stock having a Fair Market Value equal to the Exercise Price (provided such shares used for this purpose must have been held by Employee for such minimum period of time as may be established from time to time by the Committee), (c) if the Common Stock is readily tradable on a national securities market, through a “cashless exercise” in accordance with a Company-established policy or program for the same, or (d) any combination of the foregoing. No fractional share of Common Stock shall be issued by the Company upon exercise of the Option or accepted by the Company in payment of the Exercise Price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Common Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee’s death) shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares acquirable upon an exercise of this Option. Notwithstanding any provision herein to the contrary, in the event of any conflict among this Section 3, the Employment Agreement and the Plan with respect to the vesting, forfeiture or post-termination exercisability of the Option, the Employment Agreement shall control; in all other respects, this Agreement shall control. 4. Post-Termination Exercise. Except as otherwise provided below, this Option shall terminate and cease to be exercisable upon Employee’s termination of employment with the Company and its Affiliates. Notwithstanding the foregoing: (a) If Employee’s employment terminates by reason of Disability, the vested portion of this Option (after giving effect to any acceleration under Section 3) may be exercised by Employee (or Employee’s legal representative, estate, or the person who acquires this Option by will or the laws of descent and distribution) at any time during the one-year period following such termination, but not later than the Expiration Date. (b) If Employee dies while employed by the Company or an Affiliate, the vested portion of this Option (after giving effect to any acceleration under Section 3) may be exercised by Employee’s estate, or the person who acquires this Option by will or the laws of descent and distribution, at any time during the one-year period following the date of Employee’s death, but not later than the Expiration Date. (c) If Employee’s employment terminates under circumstances constituting a Qualified Termination other than death or Disability, the vested portion of this Option (after giving effect to any acceleration under Section 3) may be exercised by Employee (or Employee’s estate, legal representative, or the person who acquires this Option by will or the laws of descent and distribution) at any time during the one-year period following the date of such termination, but not later than the Expiration Date. (d) If Employee’s employment terminates for Cause, the Option and the Option Shares (whether vested or unvested) shall immediately terminate and cease to be exercisable. (e) If Employee’s employment terminates other than as described in clauses (a) through (d) above, the vested portion of this Option as of the date of such termination may be exercised at any time during the 90-day period following such termination, but not later than the Expiration Date, and any portion of this Option not exercised within such period shall thereupon terminate. Any then-unvested portion of this Option shall terminate and be forfeited as of the date of such termination, subject to Section 3 above. (f) Notwithstanding the foregoing, if following Employee’s termination of employment for any reason the exercise of the Option is prohibited because such exercise would violate the registration requirements under the Securities Act of 1933, any other state or federal securities law, or the rules of any securities exchange or interdealer quotation system, then the applicable post-termination exercise period shall be tolled until the date that is thirty (30) days after the end of the period during which exercise of the Option would violate such requirements; provided, however, that in no event may the Option be exercised after the Expiration Date.

5. Merger-Related Action. If the Company incurs a Change in Control (as defined in the Plan), then this Option will be subject to the applicable provisions of Article XVII of the Plan. 6. Withholding of Tax. To the extent that the grant or exercise of this Option or the disposition of shares of Common Stock acquired by exercise of this Option results in compensation income or wages to Employee for federal, state, local or foreign tax purposes, Employee shall deliver to the Company or to any Affiliate nominated by the Company at the time of such grant, exercise or disposition such amount of money or, if permitted by the Committee in its sole discretion, shares of Common Stock as the Company or any Affiliate nominated by the Company may require to meet its obligations under applicable tax or social security laws or regulations. If such tax obligations are satisfied through the withholding of shares of Common Stock that are otherwise issuable to Employee pursuant to this Option (or through the surrender of shares of Common Stock by Employee to the Company), the maximum number of shares of Common Stock that may be so withheld by (or surrendered to) the Company or applicable Affiliate of the Company shall be the number of shares of Common Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities, determined based on the greatest withholding rates for federal, state, foreign, and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to this Option, as determined by the Committee. No exercise of this Option shall be effective until Employee (or the person entitled to exercise this Option, as applicable) has paid or made arrangements approved by the Company to satisfy in full the applicable tax withholding requirements of the Company or, if applicable, any Affiliate of the Company. 7. Compliance with Law. The exercise of this Option and the issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and Employee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed. No shares of Common Stock shall be issued pursuant to this Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. Employee understands that the Company is under no obligation to register the shares of Common Stock issuable pursuant to this Option with the Securities and Exchange Commission, any state securities commission, or any stock exchange to effect such compliance. 8. Transferability. This Agreement is personal to Employee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution, without the prior written consent of the Company. 9. Acknowledgements Regarding Section 409A of the Code. Employee understands that if the Exercise Price is less than the Fair Market Value of such Common Stock on the Grant Date, then Employee may incur adverse tax consequences under Section 409A of the Code and the guidance and regulations promulgated thereunder. Employee acknowledges and agrees that (a) he or she is not relying upon any determination by the Company, its Affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) of the Fair Market Value of the Common Stock on the Grant Date, (b) he or she is not relying upon any written or oral statement or representation of the Company Parties regarding the tax effects associated with Employee’s execution of this Agreement and his or her receipt, holding, and exercise of this Option, and (c) in deciding to enter into this Agreement, Employee is relying on his or her own judgment and the judgment of the professionals of his or her choice with whom he or she has consulted. Employee hereby releases, acquits, and forever discharges the Company Parties from all actions, causes of action, suits, debts, obligations, liabilities, claims, damages, losses, costs, and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with Employee’s execution of this Agreement and his or her receipt, holding, and exercise of this Option.

10. Incorporation of Plan. Notwithstanding any provision herein to the contrary, the Option shall be subject to the terms and conditions of the Plan solely for purposes of its administration and interpretation, as incorporated by reference pursuant to Section 1; provided, however, that this Option is not granted under the Plan. In the event of any conflict among this Agreement, the Employment Agreement and the Plan with respect to the vesting, forfeiture or post-termination exercisability of the Option, the Employment Agreement shall control; in all other respects, this Agreement shall control. This grant of the Option shall not confer any right upon Employee to be granted Option Shares or other awards in the future under the Plan. 11. Entire Agreement; Amendment. This Agreement, together with the Plan and the Employment Agreement solely to the extent expressly incorporated herein, constitutes the entire agreement of the parties with respect to the Option granted hereby. Except as expressly provided in the Employment Agreement, all prior understandings and agreements, if any, among the parties relating to the Option are hereby null and void and of no further force and effect. Employee acknowledges that the Plan may be amended, cancelled, or terminated in accordance with Article XVIII thereof and its terms and that this Agreement may be amended or cancelled by the Committee for the purpose of satisfying changes in law or for any other lawful purpose; provided that no such action shall adversely affect Employee’s rights under this Agreement without Employee’s written consent. 12. No Obligation to Continue Employment. Neither the Company nor any one of its Affiliates is obligated by or as a result of this Agreement to continue Employee in employment, and this Agreement shall not interfere in any way with the right of the Company or its Affiliates to terminate the employment of Employee at any time. 13. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal executive offices and shall be mailed or delivered to Employee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles. The parties agree that any action or proceeding arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement, any breach hereof or any action covered hereby, shall be resolved within the State of Delaware, and the parties hereto consent and submit to the jurisdiction of the federal and state courts located within Delaware. 15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, upon Employee and Employee’s beneficiaries, executors, administrators, and the person(s) to whom this Option may be transferred by will or the laws of descent and distribution. [Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and Employee has executed this Agreement, all as of the date first above written. CHIRON REAL ESTATE INC. By: Name: Title: EMPLOYEE Signature Page to Nonqualified Stock Option Agreement Inducement Award